SUBSIDIARIES OF THE COMPANY

              Name                    Jurisdiction of Incorporation                    Percentage of Voting
              ----                    -----------------------------                    --------------------
                                                                                         Securities Owned
                                                                                         ----------------

   Patagonia Gold Mines Limited               Bermuda                                     100 (a)

(a)  Included in the consolidated financial statements filed herein.